UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 17, 2015

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan		48180
(Address of Principal Executive Offices)		(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Entry Into Underwriting Agreement

On March 17, 2015, Masco Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. on behalf of the several underwriters named therein in connection with the offer and sale of 4.450% Notes Due 2025 (the “Notes”) in an underwritten public offering (the “Offering”). The Offering is expected to be completed on March 24, 2015. The Underwriting Agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

In connection with the Offering, the Company is filing the Underwriting Agreement as Exhibit No. 1.1 to this Current Report on Form 8-K, which is to be incorporated by reference in its entirety into the Company’s Registration Statement on Form S-3 filed on February 20, 2013 (Reg. No. 333-186766), including the prospectus contained therein (the “Registration Statement”).

Issuance of $500,000,000 of Notes

On March 24, 2015, the Company expects to consummate the issuance and sale of $500,000,000 aggregate principal amount of the Notes, pursuant to the Underwriting Agreement. The Notes will be issued pursuant to an Indenture dated as of February 12, 2001 (the “Indenture”) between the Company and Bank of New York Mellon, National Association, as Trustee.

The Notes will be offered pursuant to the Registration Statement and a related prospectus supplement dated March 17, 2015.

The material terms and conditions of the Notes are set forth in the Form of Global Note filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Indenture filed as Exhibit 4.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated March 17, 2015, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 4.450% Notes Due 2025 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ JOHN G. SZNEWAJS
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and Chief Financial Officer

Dated: March 23, 2015

EXHIBIT INDEX

1.1	Underwriting Agreement, dated March 5, 2012, among the Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 4.450% Notes Due 2025 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)